Raptor Fabrication & Equipment Inc.
7510 Hwy 50, Groveland Florida 34736
321-274-9675 fax 352-429-3951 tom@raptorfe.com

# Proposal / Order Form

**Customer:** Greenwave Biodiesel, LLC.
**Address:** 840 NW 57th Place,
Ft. Lauderdale, FL 33309
**Contact:** Jon Solin

**Proposal #** 010-0351
**Date** August 25, 2009
**Phone:** 5617154598
**Fax:** 3054020125
**Email** Jon@greenwavebiodiesel.com

**Site Location** Same
**Proposed Equipment Use:** 3,600,000 Gallons Per year Bio-Diesel System (depending on feed stock)
**Special Conditions:** Complete turn-key package necessary to produce ASTM spec biodiesel

## EQUIPMENT SPECIFIED

| Quantity | Part No. | Description | Price |
|---|---|---|---|
| **Outside Feedstock Storage Components** | | | |
| 6 | 904-7000-HT-ST | 10,000 Gal. Steel Holding Tanks (Grease) w/ Preheaters to 140°F | Included |
| 6 | 904-EH-480-3-50 | Heater 480 volts AC, 3PH, 50 KW | Included |
| 1 | 904-PUMP-92-EG | 92 GPM Electric Gear Pump | Included |
| 2 | 450-CP-TLF-FS | Feedstock Control Package, (Temp, Level, Flow) | Included |
| 1 | 904-HMI-6 TCP | 6" HMI Touch Control Panel | Included |
| **Inside Biodiesel Skid System** | | | |
| 6 | 904-SPILL-10X20 | Spill Containment 10' x 20' sections | Included |
| 1 | 904-3000-AEST-PT | 3000 Gal. Acid Etherification Reactor *(Includes, valves, controls, temperature, level and conductivity sensors)* | Included |
| 1 | 904-PUMP-92-EG | 92 GPM Electric Gear Pump | Included |
| 1 | 904-EH-480-3-2 | Heater 480 volts AC, 3PH, 2 KW | Included |
| 1 | 904-EA-480-3-1.5HP | Agitator 1 1/2 HP, 480 VAC/ 3PH | Included |
| 1 | 904-PUMP-1.5"-PD | 1.5" Pneumatic Diaphragm Pump | Included |
| 1 | 904-HMI-19 TCP | 19" HMI Touch Control Panel | Included |
| 1 | 904-5000-TEST-SS | 5000 Gal. Trans-Esterification Reactor *(Includes, valves, controls, temperature, and level sensors)* | Included |
| 1 | 904-EA-480-3-1.5HP | Agitator 1 1/2 HP, 480 VAC/ 3PH | Included |
| 1 | 904-EH-480-3-2 | Heater 480 volts AC, 3PH, 2 KW | Included |
| 1 | 904-PUMP-1.5"-PD | 1.5" Pneumatic Diaphragm Pump | Included |
| 3 | 904-4000-HT-PT | 4000 Gal. Post Reactor Settling Tanks *(Includes, valves, controls, temperature, level and conductivity sensors)* | Included |
| 2 | 904-PUMP-1"-PD | 1" Pneumatic Diaphragm Pump | Included |
| 2 | 904-CATWALK-3X27 | 3' X 27' Foot Catwalk w/ pipe & electrical chases | Included |
| 1 | 904-HMI-6 TCP | 6" HMI Touch Control Panel | Included |
| 1 | 904-10 GPM- SEPOR | 10 GPM Separators System | Included |
| 1 | 450-C-T-T | Temperature Sensor | Included |
| 1 | 904-EH-480-3-3 | Heater 480 volts AC, 3PH, 3 KW | Included |
| 1 | 904-HT-PT | Poly Holding Tank 500 gal. | Included |
| 1 | 450-C-TLF-T | Temperature, Level and Flow Sensors | Included |
| 1 | 904-PUMP-1"-PD | 1" Pneumatic Diaphragm Pump | Included |
| 1 | 904-GBT-500 | Glycerin Bottoms Surge System (500 gal) *(Includes, valves, controls, temperature, and level sensors)* | Included |
| 1 | 904-EH-480-3-3 | Heater 480 volts AC, 3PH, 3 KW | Included |
| 1 | 904-GRU-500 | Glycerin Recovery with Methanol Recovery System (500 gal) *(Includes, valves, controls, temperature, and level sensors)* | Included |
| 1 | 904-EH-480-3-20 | Heater 480 volts AC, 3PH, 20 KW | Included |
| 1 | 904-HX-3 | Heat Exchanger for Heat Recovery #3 | Included |

| EQUIPMENT SPECIFIED | | (Page 2) | |
|---|---|---|---|
| 2 | 904-IONEX-10-S | ION Exchange Units Sodium Base Resin (10 GPM) | Included |
| 2 | 450-C-P-IX | Pressure Sensor for ION Exchange | Included |
| 1 | 904-PUMP-1"-PD | 1" Pneumatic Diaphragm Pump | Included |
| 1 | 450-C-FM-T | Flow Meter | Included |
| 1 | 904-MCS-10 GPM | Methanol Recovery System 10 GPM | Included |
| | | *(Includes, valves, controls, temperature, and level sensors)* | |
| 1 | 904-EH-480-3-100 | Heater 480 volts AC, 3PH, 100 KW | Included |
| 1 | 904-HMI-6 TCP | 6" HMI Touch Control Panel | Included |
| 2 | 904-IONEX-10-H | ION Exchange Units Hydrogen Base Resin (10 GPM) | Included |
| 2 | 450-C-P-IX | Pressure Sensor for ION Exchange | Included |
| 1 | 904-HX-1 | Heat Exchanger for Heat Recovery #1 | Included |
| 1 | 904-FS-1 | Post Biodiesel Filter Unit (50,10,5,1 micron filters) | Included |
| **Inside Chemical Skid System** | | | |
| 1 | 904-1000-AMT-PT | 1000 Gal. Acid Catalyst Mixing System | Included |
| 1 | 904-250-ADT | 250 Gal. Sulfuric Acid Day Tank System | Included |
| | | *(Includes, valves, control, and pump)* | |
| 1 | 904-500-CMS-PT | 500 Gal. Catalyst Mixing System | Included |
| 1 | 904-1000-AMT-PT | 1000 Gal. Acid Catalyst Mixing System | Included |
| **Inside Biodiesel Storage Tank Components** | | | |
| 6 | 904-7000-HT-PT | 10,000 Gal. Holding Tanks (Biodiesel) | Included |
| 1 | 904-PUMP-140-BP | 140 GPM Electric Biodiesel Pump | Included |
| 6 | 450-CP-TLF-BS | Biodiesel Storage Control Package, (Temp, Level, Flow) | Included |
| 1 | 904-HMI-6 TCP | 6" HMI Touch Control Panel | Included |
| **Outside Methanol Storage Tank Components** | | | |
| 1 | 904-6500-GMT | 6,500 Gal. Above Ground Methanol Holding Tanks | Included |
| 1 | 450-CP-TLF-M | Methanol Storage Control Package, (Temp, Level, Flow) | Included |
| 1 | 904-PUMP-1"-PD | 1" Pneumatic Diaphragm Pump | Included |
| | | **Equipment Total:** | **$1,100,000.00** |

| SITEWORK | | |
|---|---|---|
| **Description** | **Responsibility** | **Price** |
| Unloading Equipment | Raptor | Included |
| Permitting | Customer | $0.00 |
| Plumbing of Bio-Diesel System | Raptor | Included |
| Plumbing from tanks to Bio-Diesel System | Raptor | Included |
| Electrical to Bio-Diesel System Panels | Customer | $0.00 |
| Air Compressor | Customer | $0.00 |
| Electrical for Bio-Diesel System (internal) | Raptor | Included |
| Water to Biodiesel System | Raptor | Included |
| Installation of Bio-Diesel System | Raptor | Included |
| Initial Start-up/Training (two weeks) | Raptor | Included |
| Taxes, Import tax & duty | Customer | $0.00 |
| | **Site work Total:** | **$0.00** |

| Freight | |
|---|---|
| ***Carrier:*** | Raptor |
| ***F.O.B.*** | Groveland, FL |
| ***Terms:*** | |
| ***Estimate:*** | $40,000.00 |

| | |
|---|---|
| **SUBTOTAL:** | $1,100,000.00 |
| **TAXES:** | |
| **FREIGHT: (EST)** | $40,000.00 |
| **TOTAL:** | $1,140,000.00 |

Terms of Payment: $450,000 deposit required upon acceptance of proposal. Balance of $100,000 due when system is consistently producing ASTM spec fuel, which will be determined when 3 consecutive ASTM test batches have been produced.

***Price valid until September 1, 2009***

# Terms and Conditions

1) This Proposal is being submitted by Raptor. This Proposal including all terms and specifications as stated herein constitutes

2) The prices proposed herein are good for the number of days in which the Proposal is valid for, otherwise subject to change according to the then current price list, which supersedes all previous published price lists.

a. All terms stated in the Proposal herein are from the date of executed Proposal order or shipment date of equipment, whichever is earlier. of which the corresponding annual rate is 18%.
b. There will be no exceptions or arrangements, expressed or implied herein unless it is obtained in writing from an authorized representative of Raptor.
d. Raptor shall have a security interest in the biodiesel production equipment, and agrees to subordinate it's security interest to 2nd position behind other existing or future creditors of the Customer, including the loan from Monkey Business Empire, LLC.

3) To establish and maintain a line of credit a Purchaser must have their account in good standing and furnish a Credit Application, Security Agreement, Personal Guarantee and Financial Statements, as requested.

4) If included and so stated on the Proposal/Order, Raptor hereby agrees to provide to customer one (1) certified trained technician to inspect startup of the operational system, run any necessary tests on the unit, make necessary adjustments to the system.

5) Customer Responsibilities:
a. Upon arrival at the shipping destination, the unit should be inspected for shipping damage (see Freight/Policy/Risk of Loss/ Freight Loss or Damage).
b. Notify carrier and Raptor immediately of any damage and write on the Bill of Lading what is damaged or missing.
c. It is the responsibility of the customer to unload equipment off the truck and properly set in place for installation.
d. The System should be located on a stable and level foundation with access available around the unit.
e. It is the responsibility of the customer to regularly monitor and maintain the water chemistry and to utilize additives and cleaning agents properly, also making sure that they are compatible with equipment.
f. Customer will protect equipment from extreme temperatures once installed.
I. Notify Raptor immediately of any malfunction of the equipment at start up.

6) FREIGHT POLICY/RISK OF LOSS/FREIGHT LOSS OR DAMAGE
The price quoted for freight is based on estimated weight and current carrier listing and may be subject to changes. All freight is F.O.B. shipping point. Not withstanding any other terms herein, the risk of loss to the system described in the Proposal.
a. Upon receipt of the equipment, Purchaser must inspect the shipment immediately upon receipt from the Carrier.
b. Notify the Carrier immediately and write on the Bill of Lading what is damaged or missing. Call Raptor immediately at 1-321-274-9675
c. Claims for concealed damage must be reported to Raptor in writing within fifteen (15) days from the date of delivery.
d. **Please take note that the Carrier will not cover the damages if the foregoing steps are not adhered to.**

7) Manufacturer warrants the new System parts for a period of thirty six (36) months from initial startup not to exceed thirty eight (38) months from Date of Delivery to be free from defects in material and workmanship under normal use and service when operating

8) There will be a 25% restocking and freight return charge on all canceled orders that have been shipped by Manufacturer to the customer.

9) Default/Nonpayment: By either party's nonperformance herein including purchaser's failure to pay in full within the thirty (30) days time period will constitute a default. Jurisdiction shall be Martin County, Florida and the dispute heard by the American Arbitration Assoc.

Manufacturer's obligation under this Warranty being limited to repairing or replacing at its option any part found to its satisfaction to be so defective, provided that used part is, upon request returned to the Distributor or Manufacturer freight prepaid.
This Warranty does not cover parts damaged by decomposition from chemical action or wear caused by abrasive materials, nor does it cover damage resulting from misuse, abuse, any other than its intended use, accident neglect or from improper operation, maintenance, modification or adjustments.
This Warranty does not cover parts not made by Manufacturer, except for parts installed by the Manufacturer (Manufacturer makes no warranty as to electrical apparatus or other materials) , since these items are covered by warranties of the respective manufacturer (See the Limited Warranty for further limitations and the Equipment Warranty Request for instructions on submitting unit/equipment for Warranty).
Manufacturer shall not be liable for consequential damages caused by or resulting from Customer's negligence or resulting from any express or implied warranty or breach thereof or any written representation made by Distributors, Sales Representatives or their employees. Consequential damages for the purpose of this document shall include, but not be limited to, loss of use, income or profit any additional expenses incurred, or loss of or damages to property occasioned by or arising out of in operation, failure to meet expectations, use, the operation, installation, repair or replacement of the equipment or otherwise.

***Signature:*** [signature]
***Name/Title:*** Tom Gleason, *President*  (Quote valid for 30 days)

***Acceptance:*** Purchaser's acknowledgement or acceptance of this Proposal or Seller's Commencement of performance at Purchasers request shall be conclusive evidence of acceptance herein.

ACCEPTANCE OF THIS PROPOSAL BY CUSTOMER SHALL BE CONSIDERED AN ACKNOWLEDGED ORDER AND IS EXPRESSLY LIMITED TO THE TERMS AND CONDITIONS AS STATED HEREIN ABOVE AND ON THE BACK OR PAGE 2, AND THE ATTACHED ADDENDUM, AND LOAN AGREEMENT, EXCEPT IF MODIFICATION ARE AGREED TO IN WRITING BY BOTH PARTIES.

Signature: [signature]  Date: 9/25/09
Name: JON SOLIN  P.O.#

Note #1 After repayment of the Raptor Loan, The Raptor Licensing Fee will be billed each month ($0.02 per gallon). The license includes technical support on site, phone or email. A monthly technical bulletin will be available with changes in process, equipment upgrades, etc.
Note #2 The licensing fee will be charged at the 1st of every month, commencing with the start up of the system.
Note #3 A test of the bio-diesel to accrue ASTM standard will be completed after training and before commencing.

[initials]